Exhibit 32.2


                  SARBANES-OXLEY ACT SECTION 906 CERTIFICATION
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In connection with this annual report on Form 10-KSB of Intellectual Technology,
Inc. (the "Company") for the period ended December 31, 2003, I, M. Catherine Wright, Senior Vice President and Chief Financial Officer of the Company, hereby certify pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

1. This Form 10-KSB for the period ended December 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in this Form 10-KSB for the period ended December 31, 2003 fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  April 14, 2004

                                           By:  /s/ Craig Litchin
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                                              Craig Litchin
                                              President, Chief Operating Officer
                                              and Principal Financial Officer